                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 15, 2001
                    ----------------------------------------
                                (Date of Report)


                                November 14, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware                             1-4085                           04-1734655
---------------------------------------- ------------------------------ -------------------------------------
    (State or other jurisdiction of        (Commission File Number)               (I.R.S. Employer
    incorporation or organization)                                              Identification No.)

               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On November 14, 2001, Polaroid Corporation issued a press release that announced it had filed a Form 12b-25 with the Securities and Exchange Commission requesting an extension of its deadline for filing a Form 10-Q for the third quarter and nine month periods ended September 30, 2001. A copy of the press release announcing the filing is attached as Exhibit 99.1.

ITEM 7(C).  EXHIBITS

Exhibit 99.1               Polaroid Corporation press release dated
                           November 14, 2001.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              POLAROID CORPORATION
                                                  (Registrant)

                                              By: /S/ LOUISE L. CAVANAUGH
                                                  -----------------------------
                                                  Louise L. Cavanaugh
                                                  Senior Corporate Attorney and
                                                     Assistant Secretary
   DATED: NOVEMBER 15, 2001